Exhibit 99.1

Anzu Special Acquisition Corp I Stockholders Approve Business Combination with Envoy Medical Corporation

Tampa, Florida — September 27, 2023 — Anzu Special Acquisition Corp I (the “Company”) (NASDAQ: “ANZU,” “ANZUU” and “ANZUW”), announced today that its stockholders voted to approve the Business Combination Agreement with Envoy Medical Corporation (“Envoy”), and the transactions contemplated thereby (the “Business Combination”) at the Company’s special meeting of stockholders held on September 27, 2023 (the “Special Meeting”).

Pursuant to the Business Combination Agreement, Merger Sub will merge with and into Envoy, with Envoy surviving the merger as a wholly owned subsidiary of the Company (the “Merger”). Following the closing of the Merger (the “Closing”), the Company will be renamed “Envoy Medical, Inc.”, which is referred to herein as “New Envoy.”

Over 99% of the votes cast at the Special Meeting were cast in favor of the approval of the Business Combination. The Company’s stockholders also voted to approve all other proposals presented at the Special Meeting, each of which are described in more detail in the Company’s proxy statement/prospectus filed with the Securities and Exchange Commission on September 14, 2023 (the “Proxy Statement”).

Based on the results of the Special Meeting, and subject to the satisfaction or waiver of certain other closing conditions as described in the Proxy Statement, the Business Combination is expected to be consummated on September 29, 2023. Following the Closing, the Company intends to change its name to Envoy Medical, Inc., with its Class A Common Stock and warrants expected to begin trading on the Nasdaq Stock Market (“Nasdaq”) under the symbols “COCH” and “COCHW”, respectively.

Additionally, the Company announced today that it has cancelled the special meeting of stockholders previously scheduled for September 29, 2023 (the “Extension Meeting”) to, among other things, vote upon a proposal to extend the date by which the Company could complete a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination. The Company determined that the Extension Meeting is no longer necessary since the Business Combination is expected to close prior to September 30, 2023, its current business combination deadline.

About Anzu Special Acquisition Corp I

The Company is a blank check company formed for the purpose of effecting a merger, share exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. The Company intends to focus on high-quality businesses with transformative technologies for industrial applications. Additional information on Anzu Special Acquisition Corp I is available at https://anzuspac.com/.

About Envoy Medical Corporation

Envoy Medical Corporation, headquartered in White Bear Lake, Minnesota, is a privately held hearing health company focused on providing innovative medical technologies across the hearing loss spectrum. Envoy’s technologies are designed to shift the paradigm within the hearing industry and bring both providers and patients the hearing devices they desire.

Envoy is dedicated to pushing hearing technology beyond the status quo to provide patients with improved access, usability, independence and ultimately quality of life.

Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-Looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “will,” “expect,” “anticipate,” “believe,” “seek,” “target” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters, but the absence of these words does not mean that a statement is not forward-looking. Such statements may include, but are not limited to, statements regarding the anticipated timing of the completion of the Business Combination and the listing of New Envoy’s securities on Nasdaq, as well as any information concerning possible or assumed future operations of Envoy. The forward-looking statements contained in this press release reflect the Company’s current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause its actual results to differ significantly from those expressed in any forward-looking statement. The Company does not guarantee that the transactions and events described will happen as described (or that they will happen at all). In particular, there can be no assurance that the Business Combination will close on the expected timeline or at all. These forward-looking statements are subject to a number of risks and uncertainties, including, but not limited to, the ability to meet the conditions of the Business Combination; the occurrence of any event, change or other circumstances that could give risk to the termination of the Business Combination Agreement or any other agreement described in the Proxy Statement; New Envoy’s performance following the Business Combination; changes in the market price of shares of New Envoy’s Class A Common Stock after the Business Combination, which may be affected by factors different from those currently affecting the price of shares of the Company’s Class A Common Stock; Envoy’s success in retaining or recruiting, or changes required in, its officers, key employees or directors following the Business Combination; unpredictability in the medical device industry, the regulatory process to approve medical devices, and the clinical development process of Envoy products; competition in the medical device industry, and the failure to introduce new products and services in a timely manner or at competitive prices to compete successfully against competitors; disruptions in relationships with Envoy’s suppliers, or disruptions in Envoy’s own production capabilities for some of the key components and materials of its products; changes in the need for capital and the availability of financing and capital to fund these needs; Envoy’s ability to realize some or all of the anticipated benefits of the Business Combination; changes in interest rates or rates of inflation; legal, regulatory and other proceedings could be costly and time-consuming to defend; changes in applicable laws or regulations, or the application thereof on Envoy; a loss of any of Envoy’s key intellectual property rights or failure to adequately protect intellectual property rights; if the Company’s stockholders fail to properly demand redemption rights, they will not be entitled to convert their Class A Common Stock into a pro rata portion of the funds held in the Company’s trust account; the Company’s board of directors did not obtain a third-party fairness opinion in determining whether to proceed with the Business Combination; the financial and other interests of the Company’s board of directors may have influenced its decision to approve the Business Combination; New Envoy’s ability to maintain the listing of its securities on Nasdaq following the Business Combination; the effects of catastrophic events, including war, terrorism and other international conflicts; and other risks and uncertainties set forth in the section entitled “Risk Factors” and “Cautionary Note Regarding Forward Looking Statements” in the Proxy Statement and in other reports the Company files with the SEC. If any of these risks materialize or the Company’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. While forward-looking statements reflect the Company’s good faith beliefs, they are not guarantees of future performance. The Company disclaims any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events or other changes after the date of this press release, except as required by applicable law. You should not place undue reliance on any forward-looking statements, which are based only on information currently available to the Company.

Contacts

Matt Kreps

Darrow Associates Investor Relations

(214) 597-8200

mkreps@darrowir.com